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                      VAN KAMPEN SENIOR FLOATING RATE FUND

                       SUPPLEMENT DATED NOVEMBER 27, 2000
                                     TO THE
          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 10, 1999,
                       SUPERSEDING ALL PRIOR SUPPLEMENTS

     (1) The section of the Statement of Additional Information entitled "Trustees and Officers" is hereby amended by deleting all information pertaining to Steven Muller, effective December 31, 1999, Curtis W. Morell and Tanya M. Loden, effective January 31, 2000, Dennis J. McDonnell, effective March 30, 2000, Edward C. Wood, III, effective May 30, 2000, and Peter W. Hegel, effective May 31, 2000, and by adding the following:

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Stephen L. Boyd...........................  Executive Vice President and Chief Investment Officer of
Date of Birth: 11/16/40                     Van Kampen, and President and Chief Operating Officer of
Executive Vice President and                the Advisers. Executive Vice President and Chief
Chief Investment Officer                    Investment Officer of each of the funds in the Fund
                                            Complex and certain other investment companies advised by
                                            the Advisers or their affiliates. Prior to April 2000,
                                            Vice President and Chief Investment Officer of the
                                            Advisers. Prior to October 1998, Vice President and
                                            Senior Portfolio Manager with AIM Capital Management,
                                            Inc. Prior to February 1998, Senior Vice President and
                                            Portfolio Manager of Van Kampen American Capital Asset
                                            Management, Inc., Van Kampen American Capital Investment
                                            Advisory Corp. and Van Kampen American Capital
                                            Management, Inc.

Richard A. Ciccarone......................  Senior Vice President and Co-head of the Fixed Income
Date of Birth: 06/15/52                     Department of the Advisers, Van Kampen Management Inc.
Vice President                              and Van Kampen Advisors Inc. Prior to May 2000, he served
                                            as Co-head of Municipal Investments and Director of
                                            Research of the Advisers, Van Kampen Management Inc. and
                                            Van Kampen Advisors Inc. Mr. Ciccarone first joined the
                                            Adviser in June 1983, and worked for the Adviser until
                                            May 1989, with his last position being a Vice President.
                                            From June 1989 to April 1996, he worked at EVEREN
                                            Securities (formerly known as Kemper Securities), with
                                            his last position at EVEREN being an Executive Vice
                                            President. Since April 1996, Mr. Ciccarone has been a
                                            Senior Vice President of the Advisers, Van Kampen
                                            Management Inc. and Van Kampen Advisors Inc.

John R. Reynoldson........................  Senior Vice President and Co-head of the Fixed Income
Birth Date: 05/15/53                        Department of the Advisers, Van Kampen Management Inc.
Vice President                              and Van Kampen Advisors Inc. Prior to May 2000, he
                                            managed the investment grade taxable group for the
                                            Adviser since July 1999. From July 1988 to June 1999, he
                                            managed the government securities bond group for Asset
                                            Management. Mr. Reynoldson has been with Asset Management
                                            since April 1987, and has been a Senior Vice President of
                                            Asset Management since July 1988. He has been a Senior
                                            Vice President of the Adviser and Van Kampen Management
                                            Inc. since June 1995 and Senior Vice President of Van
                                            Kampen Advisors Inc. since June 2000.
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                                                                     SFR SPT SAI
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Howard Tiffen.............................  Senior Vice President of the Advisers, Van Kampen
Date of Birth: 04/21/45                     Management Inc. and Van Kampen Advisors Inc. Senior Vice
Vice President                              President and Director of Senior Loans of the Adviser,
                                            and is primarily responsible for the day-to-day
                                            management of the Fund, Van Kampen Prime Rate Income
                                            Trust and the Van Kampen Senior Income Trust since
                                            December 1999. Prior to December 1999, Mr. Tiffen was
                                            senior portfolio manager for Pilgrim Investments' Senior
                                            Floating Rate Investment Management business from 1995 to
                                            1999, where he managed the Pilgrim Prime Rate Trust and
                                            other structured senior loan portfolios. From 1982 to
                                            1995, Mr. Tiffen held positions in the lending and
                                            capital markets functions at Bank of America and its
                                            predecessor, Continental Bank.

John H. Zimmermann, III...................  Senior Vice President and Director of Van Kampen,
Date of Birth: 11/25/57                     President and Director of VKF and President of Van Kampen
Vice President                              Insurance Agency of Illinois Inc. Vice President of each
                                            of the funds in the Fund Complex. From November 1992 to
                                            December 1997, Senior Vice President of VKF.
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     (2) The section of the Statement of Additional Information entitled "NET
ASSET VALUE" is hereby deleted and replaced with the following:

NET ASSET VALUE

     The net asset value per share of the Fund's Shares is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of Shares outstanding. The net asset value will be computed on each business day as of 5:00 p.m. Eastern time. The Fund reserves the right to calculate the net asset value more frequently if deemed desirable.

     Senior Loans will be valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, Senior Loans and securities for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes and all other Senior Loans securities and assets of the Fund are valued at fair value in good faith following procedures established by the Board of Trustees. Subject to criteria established by the Fund's Board of Trustees about the availability and reliability of market indicators obtained from independent pricing sources approved by the Board, certain Senior Loans will be valued on the basis of such indicators. Other Senior Loans will be valued by independent pricing sources approved by the Fund's Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by the Adviser by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loan interests. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loan interests in the Fund's portfolio. The fair value of Senior Loans are reviewed and approved by the Fund's Valuation Committee consistent with a methodology established by the Fund's Trustees. The Fund and Trustees will continue to monitor developments in the Senior Loan market and will make modifications to the current valuation methodology as deemed appropriate.

     It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term, adjustable rate nature of such instruments held by the Fund, however, the Fund's net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of traditional longer-term, fixed-income securities. In light of the senior nature of Senior Loan interests that may be included in the Fund's portfolio and taking
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into account the Fund's access to non-public information with respect to
Borrowers relating to such Senior Loans interests, the Fund does not currently believe that consideration on a systematic basis of ratings provided by any nationally recognized statistical rating organization or price fluctuations with respect to long-or short-term debt of such Senior Loans interests. Accordingly, the Fund generally will not systematically consider (but may consider in certain instances) and, in any event, will not rely upon such ratings or price fluctuations in determining the value of Senior Loan interests in the Fund's portfolio.

     Securities other than Senior Loans held in the Fund's portfolio (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for the securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

     Short-term obligations held by the Fund that mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees.

     Through October 31, 2000, the Fund's net asset value has ranged from a high of $10.12 to a low of $9.40 since its commencement of investment operations on December 19, 1997.

     (3) The Statement of Additional Information is hereby supplemented as follows:

INDEPENDENT AUDITORS

     Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Deloitte & Touche LLP, located at Two Prudential Plaza, 180 North Stetson, Chicago, Illinois 60601-6710, to be the Fund's independent auditors.

     KPMG LLP, located at 303 West Wacker Drive, Chicago, Illinois 60601 ("KPMG"), ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE